STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

INCORP SERVICES, INC.
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722

Job:C20111104-0225
November 8, 2011

Special Handling Instructions:
EMAILED 11/08/11 - RSS

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Merge In	20110792146-73	11/1/2011 8:21:32 AM	1	$350.00	$350.00
Merge Out	20110792146-73	11/1/2011 8:21:32 AM	1	$0.00	$0.00
Total					$350.00

Payments

Type	Description	Amount
Credit	070113|11110814539793	$350.00
Total		$350.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

INCORP SERVICES, INC.
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110792146-73
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/01/2011 8:21 AM
	Entity Number C18050-1999

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Premier Beverage Group Corp.
Name of merging entity

Nevada — Jurisdiction | Corporation — Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

and,

DAM HOLDINGS CORPORATION
Name of surviving entity

Nevada — Jurisdiction | Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):**

Attn:

c/o:

3) Choose one:

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) **Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):**

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Premier Beverage Group Corp.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

DAM Holdings Corporation
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article I is amended to read as follows:

The name of the Corporation is PREMIER BEVERAGE GROUP CORP

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: November 1, 2011 **Time:** 9:00 a.m.

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Premier Beverage Group Corp
Name of merging entity

X Richard A Fisher — President — 10/27/11
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

Name of merging entity

X
Signature — Title — Date

and

OAM Holdings Corporation
Name of surviving entity

X [signature] — President — 10/27/11
Signature — Title — Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AGREEMENT AND PLAN OF MERGER

between

PREMIER BEVERAGE GROUP CORP.

and

DAM HOLDINGS CORPORATION

Dated as of October 27, 2011

1. All of the issued and outstanding securities of Premier Beverage Group Corp. ("Subsidiary") are owned by DAM Holdings Corporation ("Parent").

2. Each of the Parent and Subsidiary is a Nevada for-profit corporation.

3. Subsidiary will merge into the Parent, and the Parent will be the surviving entity.

4. Pursuant to NRS 92A.180, neither the approval of the owners of the owner's interests of the Parent nor approval of the owners of the owner's interests of the Subsidiary is required.

5. Article I of the Parent's Articles of Incorporation shall be amended, as follows:

   The name of the Corporation is PREMIER BEVERAGE GROUP CORP.

6. The effective date of the merger shall be November 1, 2011 or as soon as practicable thereafter.

DAM HOLDINGS CORPORATION

By: ______________________

Fouad Kallamni
President